UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-12

HopTo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.

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October 24, 2019

Dear Fellow Stockholders:

We invite you to join us at the 2019 Annual Stockholders’ Meeting (the Annual Meeting) of HopTo., on Thursday, November 14, 2019, beginning at 9:00 a.m. local time, at 3366 Via Lido, Newport Beach, CA 92663.

The Notice of Annual Stockholders’ Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return the proxy card to us in the enclosed envelope. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the internet as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance are very important to us.

On behalf of your Board of Directors, thank you for your continued support.

Sincerely yours,

Chief Executive Officer, Member of Board of Directors

Hop To, Inc.

Notice of Annual Stockholders’ Meeting

The 2019 Annual Stockholders’ Meeting (the Annual Meeting) of HopTo, Inc., a Delaware corporation (the Corporation), will be held on November 14, 2019, beginning at 9:00 a.m. local time, at 3366 Via Lido, Newport Beach, CA 92663.

The following matters will be considered at the Annual Meeting:

●	The election of each of Jonathon R. Skeels, Jean-Louis Casabonne, Thomas C. Stewart and Richard S. Chernicoff to serve as members of the Board of Directors of the Corporation until the earlier of their death, resignation, removal or election of their successor;

●	The ratification of the selection of dbbMcKennon to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

●	To hold an advisory (non-binding) vote on the frequency of future advisory votes on the compensation of the Corporation’s named executive officers;

●	The approval, on an advisory basis, of the 2018 compensation of the Corporation’s named executive officers; and

●	Other matters that may properly come before the Annual Meeting.

The items to be considered at the Annual Meeting may be considered at the meeting or at any adjournment or postponement of the meeting.

You are entitled to vote at the Annual Meeting, or at any adjournment or postponement thereof, only if you were a stockholder of the Corporation at the close of business on October 11, 2019 (the Record Date). You are entitled to attend the Annual Meeting, or any adjournment or postponement thereof, only if you were a stockholder at the Record Date or you hold a valid proxy to vote at the meeting. You must present photo identification and proof of ownership and proxy representation to be admitted to the meeting.

Jonathon R. Skeels

Secretary

Concord, New Hampshire

October 24, 2019

Important Notice Regarding the Availability of Proxy Statement Materials for the

Annual Stockholders’ Meeting to be Held on November 14, 2019.

The Proxy Statement, Proxy Card and Our Annual Report On Form 10-K

are available on the Internet at www.proxyvote.com.

This proxy statement and the accompanying form of proxy or voting instruction card and our 2018 Annual Report on Form 10-K are being provided to stockholders beginning on or about October 24, 2019.

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PROXY STATEMENT

2019 ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD ON November 14, 2019

GENERAL INFORMATION

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors of HopTo, Inc., a Delaware corporation (the Corporation, the Company, we, us, or our). This proxy statement addresses the items of business for the 2019 Annual Stockholders’ Meeting of the Corporation (the Annual Meeting) to be held on November 14, 2019, or any postponement or adjournment thereof. We will hold the Annual Meeting at 9:00 a.m., at our 3366 Via Lido, Newport Beach, CA 92663. The Notice of Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, the proxy card and any accompanying proxy materials are being made available to stockholders on or about October 24, 2019.

QUESTIONS AND ANSWERS

Proxy Materials

1. Why am I receiving these materials?

Our Board of Directors is making these materials available to you over both the Internet and by mailing paper copies to you in connection with the Annual Meeting to be held on November 14, 2019. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide under the rules of the Securities and Exchange Commission (the SEC) and is designed to assist you in voting your shares.

2. What is included in the proxy materials?

The proxy materials include:

●	Our Notice of Annual Stockholders’ Meeting;
●	Our proxy statement for the Annual Meeting;
●	Our 2018 Annual Report on Form 10-K; and
●	Our proxy or voting instruction card.

3. What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.

4. I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling (866) 540-7095.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, American Stock Transfer and Trust Company at 6201 15th Avenue, Brooklyn NY 11219 or by calling (718) 921-8300.

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If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Stockholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

HopTo, Inc.

6 Loudon Road, Suite 200

Concord NH 03301

Attn: Investor Relations

investors@hopto.com

5. Who pays the cost of soliciting proxies for the Annual Meeting?

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and of soliciting proxies.

Our directors, officers and employees also may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.

Proposals To Be Voted On

6. What items of business will be voted on at the Annual Meeting?

The business items to be voted on at the Annual Meeting are:

●	Election of directors;
●	Ratification of the selection of dbbMcKennon to serve as our independent registered public accounting firm for the year ending December 31, 2019; and
●	An advisory vote on the frequency of stockholder advice on the compensation of our named executive officers;
●	Approval, on an advisory basis, of the 2018 compensation of our named executive officers.

7. What are my voting choices?

You may vote “FOR” or “AGAINST” the election of any or all nominees for election as director; and you may vote “FOR” or “AGAINST” the ratification of the selection of dbbMcKennon and the advisory vote on the 2018 compensation of our named executive officers. With respect to the advisory vote on the frequency of stockholder advice on the compensation of our named executive officers, you may vote for one year, two years or three years.

8. How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of its nominees for election to the board; “FOR” the ratification of the Corporation’s independent registered public accounting firm; and “FOR” the approval, on an advisory basis, of the 2018 compensation of our named executive officers. The Board of Directors is not required to make a recommendation with respect to the frequency of a stockholder advisory vote on the compensation of our name Executive Officers and has chosen not to make a recommendation with respect to that proposal.

9. What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum must be established. Pursuant to our Amended and Restated Bylaws (our Bylaws), a quorum is established by the presence in person or by proxy, of holders of a majority of our outstanding stock and entitled to vote thereat.

If you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or any other proposal. You are not entitled to cumulative voting in the election of directors.

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As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to the election of any director nominee or any other proposal.

Proposal	Required Vote
1. Election of directors	Plurality of the shares present and voting

2. Ratification of independent registered public accounting firm	Majority of the shares present and voting

3. Advisory vote on executive compensation	Majority of the shares present and voting

With respect to the advisory vote on the frequency of stockholder advice on the compensation of our named executive officers, our Board of Directors has decided to adopt the frequency that receives the greatest level of support from our stockholders.

10. What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the meeting.

11. Is my vote confidential?

You may elect that your identity and individual vote be held confidential by marking the appropriate box on your proxy card or ballot. Confidentiality elections will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.

Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.

12. Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.hopto.com.

How You Can Vote

13. What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on October 11, 2019, the record date for the Annual Meeting (the Record Date) and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 9,834,866 shares of our common stock were outstanding.

14. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the Corporation or to another person, or to vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof. You have received either a proxy card to use in voting your shares or a notice of Internet availability of our proxy materials, which instructs you how to vote.

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Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

15. How can I vote in person at the Annual Meeting?

You may vote in person at the Annual Meeting, or any adjournment or postponement thereof, those shares that you hold in your name as the stockholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

16. How can I vote without attending the Annual Meeting?

Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card.

Voting by Internet. Stockholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Telephone. Stockholders of record may vote by telephone by calling (800) 690-6903 and following the instructions. When voting by telephone, stockholders must have available the control number included on their proxy card.

Most stockholders who are beneficial owners of their shares may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.

Voting by Mail. Stockholders may vote by mail by signing, dating and returning their proxy or voting instruction card.

17. How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

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18. Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on any of the other proposals. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

19. Will shares that I own as a stockholder of record be voted if I do not timely return my proxy card?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Annual Meeting and any adjournment or postponement thereof and votes in person as described in Question 15.

20. When is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting and any adjournment or postponement thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

21. May I change or revoke my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.

If you are a stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address in Question 24 prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

22. Who will serve as inspector of elections?

The inspector of elections will be a representative of the Company.

Attending the Annual Meeting

23. Who can attend the Annual Meeting?

You may attend the Annual Meeting and any adjournment or postponement thereof only if you were a stockholder of ours at the close of business on the Record Date, or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

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If you are not a stockholder of record but are the beneficial owner of shares held in street name through a bank, broker or other nominee, in order to be admitted to the meeting you must provide proof of beneficial ownership on the Record Date, such as your most recent account statement that includes the Record Date, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 9:00 a.m., local time. Please allow ample time for check-in procedures.

Stockholder Proposals and Director Nominations

24. What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?

Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than June 25, 2020 and must be submitted to Corporate Secretary, HopTo, Inc., 6 Loudon Road, Suite 200, Concord NH 03301.

Proposals that are not timely submitted by June 25, 2020 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

See Question 25 for a description of the procedures in our Bylaws through which stockholders may nominate and include director candidates in our proxy statement.

25. How may I nominate director candidates or present other business for consideration at an Annual Stockholders’ Meeting?

Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s Annual Stockholders’ Meeting or (2) present other items of business directly at next year’s Annual Stockholders’ Meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 24. Any such notice also must include the information required by our Bylaws (which may be obtained as provided in Question 27) and must be updated and supplemented as provided in the Bylaws.

Notice of director nominees, or for the presentation of other items of business, submitted must be received not less than ninety days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Stockholders’ Meeting. The period for the receipt from stockholders of any such notice for the 2020 Annual Stockholders’ Meeting is currently set to begin on July 17, 2020 and end on August 17, 2020.

These above-mentioned notice requirements applicable under our advance notice Bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 24.

26. How may I recommend candidates to serve as directors?

Stockholders may recommend director candidates for consideration by the Board of Directors by writing to our Corporate Secretary at the address set forth in Question 24. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on our Board of Directors and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.

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Obtaining Additional Information

27. How may I obtain financial and other information about the Corporation?

Our consolidated financial statements are included in our 2018 Annual Report on Form 10-K that accompanies this proxy statement.

We file our Annual Report on Form 10-K with the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the SEC are available on our website at www.hopto.com. We also will furnish a copy of our 2018 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 24.

By writing to us, stockholders also may obtain, without charge, a copy of our Bylaws, corporate governance guidelines, codes of conduct and board standing committee charters. You also can view these materials on the Internet by accessing our website at www.hopto.com.

28. What if I have questions for HopTo’s transfer agent?

If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address 6201 15th Avenue, Brooklyn NY 11219 or by calling (718) 921-8300.

29. How do I get additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

HopTo, Inc.

6 Loudon Road, Suite 200

Concord NH 03301

Attn: Investor Relations

investors@hopto.com

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our common stock by:

●	each of the directors and named executive officers for the fiscal year ended December 31, 2018;
●	all of our current executive officers, director nominees and directors as a group; and
●	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the Record Date, approximately 9,834,866 shares of common stock were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of the Record Date, these shares are treated as if outstanding for that person, but not for any other person.

Name and Address	Number of Shares of Common Stock Beneficially Owned (1)(2)	Percent of Class (%)
Jean-Louis Casabonne (3)	61,244	0.6	*
Jonathon R. Skeels (4)	1,326,927	13.5
Thomas C. Stewart (5)	120,000	1.2
Richard C. Chernicoff	—	—

All current executive officers and directors as a group (4 persons)	1,508,171	15.3

JMI Holdings, LLC (2011 Family Series) (6)	936,232	9.1
David R. Wilmerding, III (7) 2 Hamill Road, Suite 272 Baltimore, MD 21117	961,010	9.3
Jon C. Baker (8) 101 St. Johns Road Baltimore, MD 21210	894,377	8.7
Austin Marxe, David Greenhouse and Adam C. Stettner (9) 527 Madison Avenue, Suite 2600 New York, NY 10022	912,657	8.8
Novelty Capital Partners LP (4) 620 Newport Center Drive, 11th Floor Newport Beach, CA 92660	1,326,927	13.5

*	Less than 1%.

(1)	As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to invest or dispose, or direct the investment or disposition, of a security. Except as otherwise indicated, based on information provided by the named individuals, all persons named herein have sole voting power and investment power with respect to their respective shares of our common stock, except to the extent that authority is shared by spouses under applicable law, and record and beneficial ownership with respect to their respective shares of our common stock. With respect to each stockholder, any shares issuable upon exercise of options and warrants held by such stockholder that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentage ownership of our common stock is based on 9,834,866 shares of common stock outstanding as of the Record Date.

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(3)	Based on information contained in Form 4 filed on July 2, 2019, Jean-Louis Casabonne, owns 61,244 shares of common stock.

(4)	Based on information contained in Form 4 filed on July 2, 2019, by Novelty Capital, LLC, Jonathon R. Skeels as the sole general partner of Novelty Capital has sole voting and dispositive power with respect to 1,326,927 shares of our common stock. Mr. Skeels disclaims ownership of such shares, except to the extent of his indirect pecuniary interest therein.

(5)	Based on information contained in Form 4 filed on January 2, 2019, Thomas C. Stewart owns 120,000 shares of our common stock.

(6)	Based solely on information known to us, Charles E. Noell, III, John J. Moores and Bryant W. Burke share voting and dispositive power over these shares by virtue of being members of El Camino Advisors, LLC, the manager of JMI Holdings, LLC (2011 Family Series). JMI Holdings, LLC (2011 Family Series) owns 841,493 shares of our common stock and warrants to purchase 94,739 shares of our common stock.

(7)	Based on information contained in a Schedule 13G/A filed by David Wilmerding on January 23, 2019, and information known to us, Mr. Wilmerding has sole voting and dispositive power with respect to 844,736 shares of our common stock and warrants to purchase 116,274 shares of our common stock.

(8)	Based on information contained in a Schedule 13G/A filed by Jon C. Baker on January 23, 2018, and information known to us, Mr. Baker has sole voting and dispositive power with respect to 777,532 shares of our common stock and warrants to purchase 116,845 shares of our common stock.

(9)	Based solely on information contained in a joint Schedule 13G/A filed by Austin Marxe, David Greenhouse and Adam Stettner on February 13, 2019. Such stockholders share voting and dispositive power over these shares by virtue of being the controlling principals of AWM Investment Company, Inc. (“AWM”), and the members of SST Advisers, L.L.C. (“SST”). AWM acts as investment advisor to each of Special Situations Technology Fund, L.P. (“Tech Fund”) and Special Situations Technology Fund II, L.P. (“Tech Fund II”); SST is the general partner of each of Tech Fund and Tech Fund II. Tech Fund owns 130,426 shares of our common stock and holds warrants to purchase 21,208 shares of our common stock. Tech Fund II owns 628,754 shares of our common stock and holds warrants to purchase 132,269 shares of our common stock.

PROPOSALS TO BE VOTED ON

Proposals 1, 2, 3 and 4 are included in this proxy statement at the direction of our Board of Directors. Our Board of Directors recommends that you vote “FOR” each nominee in Proposal 1, “FOR” each of Proposals 2 and 4. The Board of Directors makes no recommendations with respect to Proposal 3.

Proposal 1: Election of Directors

Our Board of Directors currently has four members. Directors are elected at each Annual Stockholders’ Meeting for terms expiring at the next Annual Stockholders’ Meeting. Our Board of Directors has nominated the following four individuals for election as directors, all of whom currently are directors:

Director/Nominee	Age	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Jonathon R. Skeels	37
Thomas C. Stewart	51
Jean Louis Casabonne	61
Richard S. Chernicoff	54

Since September 2018, our Board of Directors has managed its affairs as a whole and given the scope of our business and the size of our Board of Directors has not found it necessary to subdivide into committees. It is the intention of the Board to form a separate Audit Committee and Compensation Committee in accordance with the standards established by the Nasdaq Stock Market (“Nasdaq”).

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Properly executed proxies will be voted for these four nominees, unless other instructions are specified. If any nominee should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board of Directors, or our Board of Directors may reduce the authorized number of directors. In no event may the proxies be voted for more than seven nominees. Election of directors requires the receipt of “FOR” votes constituting a plurality of the votes cast for each nominee the Annual Meeting, assuming a quorum is present.

Our Board of Directors determined that each non-employee nominee, except Mr. Skeels and Mr. Casabonne, is an independent director. Our Board of Directors determines the independence of our directors by applying independence principles and standards established by Nasdaq. Based on these standards, our Board has determined that Mr. Skeels is not independent due to his position as our Chief Executive Officer and interim Chief Financial Officer and Mr. Casabonne is not independent due to his service as Chief Financial Officer of the Corporation in 2017. See “Corporate Governance—Certain Relationships and Related Transactions, and Director Independence.”

Information about the Directors

Biographical information regarding each director nominee and his qualifications to serve as a director is set forth on the succeeding pages. The year shown as election as a director is the year that the director was first elected as one of our directors. Unless otherwise indicated, each director has held his principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director nominee or executive officer.

Jonathon R. Skeels has been Chief Executive Officer, Interim Chief Financial Officer and a member of our Board since September 2018. Mr. Skeels is the Founder and Managing Partner of Novelty Capital, LLC, a private investment firm. From September 2012 to June 2014, Mr. Skeels held various executive roles at IP Navigation Group, LLC a leading intellectual property monetization firm. From May 2005 to August 2012, LLC, Mr. Skeels was Vice President and Senior Research Analyst of Davenport & Company, LLC, a financial services firm where he was responsible for investments in publicly-traded technology companies. Mr. Skeels holds a BS from American University in Washington, DC.

Mr. Skeels brings to the Company experience in finance, investing in technology companies and capital markets. Mr. Skeels, together with his affiliates, owns approximately 13.5% of our stock.

Thomas C. Stewart has been a member of our Board since September 2018. Mr. Stewart served as SecureAuth Corporation’s chief financial officer since May 2007. Mr. Stewart was member of SecureAuth Inc.’s board of directors from May 2007 to September 2017. Mr. Stewart previously held various executive roles at Intel Corporation including Finance Manager Information Technology, 2000-2004 and Marketing Director, EMEA 2004-2007. Mr. Stewart holds a BA from Colorado College and an MBA from University of California at Irvine.

Mr. Stewart brings to the Company experience in leading and growing software businesses and in finance, marketing and operations.

Jean-Louis Casabonne has been a member of our Board since September 2018. Mr. Casabonne has been the Chief Financial Officer of Kobie Marketing, Inc. since July 2017. Previously, Mr. Casabonne had served as our former Chief Financial Officer and Secretary from May 2014 to July 2017. From July 2017 to September 2018 he served on a part-time basis as former Chief Financial Officer, Interim Chief Executive Officer and Secretary. From 2002 to 2011, Mr. Casabonne has served as the Chief Financial Officer of Quova, Inc., and following its sale to Neustar, Inc. he served as a strategic evangelist and director of business development at Neustar, Inc. from 2011 to 2014. From 1996 to 2002, Mr. Casabonne was a founder and controller for Inxight Software, a spin-out from Xerox Corporation. He became CFO and VP of Operations for Inxight in 1999, managing finance, administration, legal affairs, information technology and customer support. From 1992 to 1996, Mr. Casabonne served in a number of senior financial positions for Xerox Corporation’s XSoft Division. Mr. Casabonne received his MBA and BS from Santa Clara University.

Mr. Casabonne brings to the Company experience in finance and accounting, management and operations of technology companies. Mr. Casabonne is an audit committee financial expert under the SEC’s rules.

Richard S. Chernicoff is an employee of SunRise Memory Corp., a private semiconductor company. Since January 2019, Mr. Chernicoff has served as Chief Financial Officer of Perimeter Medical Imaging, Inc., a private equity-sponsored medical imaging company. Mr. Chernicoff served as a member of the board of directors of Great Elm Capital Group, Inc. from 2014 until 2018, and served as its interim Chief Executive Officer from July 2016 to September 2017. Mr. Chernicoff served as a member of the board of directors of Marathon Patent Group, Inc. from March 2015 to July 2017 and served as its interim general counsel. Previously, Mr. Chernicoff was President of Tessera Intellectual Property Corp. from July 2011 to January 2013. Prior to Tessera, Mr. Chernicoff was President of Unity Semiconductor Corp. Prior to that, Mr. Chernicoff was with SanDisk Corporation where, as Senior Vice President, Business Development, his responsibilities included mergers and acquisitions, financings and joint ventures. Previously, Mr. Chernicoff was a mergers and acquisitions partner in the Los Angeles office of Brobeck, Phleger & Harrison LLP, a corporate lawyer in the Los Angeles office of Skadden, Arps, Slate, Meagher & Flom LLP, a member of the staff of the SEC in Washington, DC and an auditor in the Los Angeles office of Ernst & Young LLP.

Mr. Chernicoff brings to the Company experience leading businesses and in merger and acquisitions, legal and accounting. Mr. Chernicoff is an audit committee financial expert under the SEC’s rules.

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OUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Our Board of Directors believe the continued retention of dbbMcKennon (dbbMcKennon) as our independent registered public accounting firm is in our and our stockholders’ best interest. Ratification requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

Representatives of dbbMcKennon are not expected to attend the Annual Meeting. Thus, it is not expected that they will have an opportunity to make a statement regarding their services, or be available to respond to questions. Our Board of Directors does not know of any direct or indirect financial interest of dbbMcKennon in US.

Our Board of Directors approved the appointment of dbbMcKennon as our independent registered public accounting firm, effective April 17, 2019, as described further below. Accordingly, and in connection therewith, we dismissed Marcum LLP (Marcum) as our independent registered public accounting firm effective as of that same date.

Marcum’s audit report for the fiscal years ended December 31, 2018 on our consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. At no point during the fiscal years ended December 31, 2018 and the subsequent interim period through April 25, 2019 were there any “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Corporation and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) for us that occurred during the fiscal year ended December 31, 2018 and the subsequent interim period through April 25, 2019.

Our Board of Directors engaged dbbMcKennon as our new independent registered public accounting firm effective April 25, 2019 to perform independent audit services for the fiscal year ended December 31, 2019. During the fiscal years ended December 31, 2018 and the subsequent interim period through April 25, 2019, neither we nor anyone on our behalf consulted dbbMcKennon regarding either:

●	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the registrant’s consolidated financial statements in connection with which either a written report or oral advice was provided to the registrant that Deloitte concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

●	any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table presents aggregate fees billed to us for services rendered by our former auditors Marcum and Macias Gini & O’Connell LLP for fiscal years ended December 31, 2018 and December 31, 2017:

Category	2018	2017
Audit fees	$127,000	$131,600
Audit – related fees	62,300	8,000
Tax fees	17,000	10,000
Totals	$207,100	$149,600

Marcum LLP became our auditor since Macias Gini & O’Connell LLP ended the engagement with us on April 28, 2018.

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Audit Committee Pre-Approval Policies and Procedures

Among its other duties, our Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. Our Audit Committee established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval is requested. Since September 2018, our Board of Directors has reviewed these requests and advises management if the committee approves the engagement of the independent auditor. From time to time, management reports to our Board of Directors regarding the actual spending for such projects and services compared to the approved amounts. All services performed by Marcum and Macias Gini & O’Connell LLP for fiscal years 2018 and 2017 were approved in accordance with our Audit Committee’s pre-approval guidelines.

Independent Directors’ Report

Our Board of Directors also has determined that each of the three directors named below is financially literate and an audit committee financial expert as defined by the rules of the Securities and Exchange Commission. While the Company currently does not have an Audit Committee, the three directors named below have been delegated with the authority to determine matters typically associated with an audit committee and the Board of Directors has adopted an audit committee charter, which is posted on our website at www.hopto.com.

Since September 2018, our Board of Directors responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, our independent directors meet with our independent registered public accounting firm and management to review accounting, auditing, internal controls and financial reporting matters.

It is not our Board of Directors’ responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States, expressing an opinion as to the effectiveness of our internal control over financial reporting and reviewing our quarterly financial statements.

Our Board of Directors has discussed with Marcum the matters required to be discussed by the rules of the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” which requires the independent registered public accounting firm to communicate information to the committee regarding the scope and results of its audit of our financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant unusual transactions or audit adjustments, any disagreements with management and any difficulties encountered in performing the audit and other such matters required to be discussed with the Audit Committee by those standards.

Our Board of Directors also received from Marcum a report providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Board of Directors concerning independence. Marcum also has discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.

Our Board of Directors also has reviewed and discussed with our senior management the audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2018 and management’s reports on the financial statements and internal controls. Management has confirmed to our Board of Directors that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. Marcum has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer who is also our interim Chief Financial Officer have reviewed with the committee the certifications that were filed with the Securities and Exchange Commission pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

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Based on these considerations, the undersigned have recommended that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Jean-Louis Casabonne
Richard S. Chernicoff
Thomas C. Stewart

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF DBBMCKENNON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Proposal 3 — Advisory Vote on the Frequency of Vote on Executive Compensation

We are asking stockholders to advise us as to how frequently they wish to cast an advisory vote on the compensation of our named executive officers: once every year, once every two years, or once every three years.

This vote is required by new rules under Section 14A of the Securities Exchange Act of 1934, which were adopted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and is an advisory vote, which means that this proposal is not binding on us. The Board of Directors is not required to, nor is it, making a recommendation regarding the frequency that stockholders should approve. Rather, each stockholder will make his or her own choice among a vote once every year, every two years or every three years. You may also abstain from voting on this item. Although the vote is non-binding, the Board will take into account the outcome of the vote when making future decisions about the frequency for holding an advisory vote on executive compensation and currently intends to implement the frequency which receives the greatest level of support from our stockholders.

Proposal 4: Advisory Vote on the 2018 Compensation of Our Named Executive Officers

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our fiscal 2018 executive compensation program.

Significant information on our executive pay program is provided in this proxy statement under the heading “Compensation of Directors and Executive Officers.”

We are asking our stockholders to vote in favor of the following resolution:

“RESOLVED, that the stockholders of HopTo, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in HopTo, Inc.’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the information under the heading “Compensation of Directors and Executive Officers — Compensation Discussion and Analysis,” the compensation tables and narrative disclosure.”

Approval requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.

To the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and our Board of Directors will evaluate what actions may be necessary or appropriate to address those concerns.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

CORPORATE GOVERNANCE

Our business and affairs are managed, and all corporate powers are exercised under the direction of our Board of Directors. Our Board of Directors establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board of Directors has delegated authority to manage day-to-day business operations.

Our Board of Directors has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the Corporation’s governance. It also has adopted a Code of Business Conduct that applies to members of our Board of Directors, our executive officers as well as all of our employees. Until September 2018, several standing and special committees assisted our Board of Directors in carrying out its responsibilities. Each operated under a written charter adopted by our Board of Directors.

Our corporate governance guidelines, standing committee charters, including our Audit and Compensation Committee charters, and codes of conduct are posted on our website at www.hopto.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, 6 Loudon Road, Suite 200, Concord NH 03301.

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Board of Directors

Functions

In addition to its general oversight role, our Board of Directors performs a number of specific functions, including:

●	Hiring and firing our Chief Executive Officer and overseeing his or her performance and that of other senior management in the operation of the Corporation;
●	Planning for management succession;
●	Guiding corporate strategy;
●	Reviewing and monitoring strategic, financial and operating plans and budgets and their development and implementation by management;
●	Assessing and monitoring risks and risk-management strategies;
●	Suggesting, reviewing and approving significant corporate actions;
●	Reviewing and monitoring processes designed to maintain our integrity, including financial reporting, compliance with legal and regulatory obligations, and relationships with stockholders, employees, customers, suppliers and others; and
●	Selecting director nominees, appointing board committee members, forming board committees and overseeing effective corporate governance.

Leadership Structure

Our Board of Directors retains the flexibility to determine on a case-by-case basis whether the positions of Chief Executive Officer and Chairman of the Board should be combined or separated and whether an independent director should serve as Chairman. This flexibility permits our Board of Directors to organize its functions and conduct its business in a manner it deems most effective in then prevailing circumstances. Our Board of Directors has determined that its leadership structure is appropriate in light of our current management framework. Currently our Board of Directors does not have a Chairman.

Our Board of Directors believes that its independence and oversight of management is maintained effectively through this flexible leadership structure, our Board of Directors’ composition and sound corporate governance policies and practices.

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Director Share Ownership Guidelines

Our Board of Directors has not established director share ownership guidelines. We prohibit shorting our stock by our directors and executive officers.

Board and Committee Meetings; Executive Sessions; Annual Stockholders’ Meetings

At regularly scheduled board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board of Directors also reviews management’s long-term strategic and financial plans.

The Chief Executive Officer proposes the agenda. Directors are encouraged to propose agenda items, and any director also may raise at any meeting subjects that are not on the agenda. Information and other materials important to understanding the business to be conducted at Board of Directors and its committee meetings, to the extent available, are distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting. An executive session of independent members of our Board of Directors is held at each regular board meeting, and any director may call for an executive session at any Board of Directors’ meeting.

During the fiscal year ended December 31, 2018, our Board of Directors held 16 meetings. Each then-director attended either in person or by electronic means all of the meetings of our Board of Directors and Board committees on which they served during fiscal year 2018.

We have not established a policy with respect to Board of Directors nominees attending our Annual Stockholders’ Meetings.

Evaluation of Board and Director Performance

Our Board of Directors annually reviews he individual performance and qualifications of each director who may wish to be considered for nomination to an additional term.

Risk Oversight

Our Board of Directors is responsible for the general oversight of risks that affect us. Our Board of Directors receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board of Directors reviews these reports and makes inquiries in their business judgment.

Until September 2018, our Board of Directors also fulfilled its oversight role through the operations of its various committees, including our Audit Committee. Our Board of Directors received periodic reports on each committee’s activities. Our Audit Committee had responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our Audit Committee received reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

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Succession Planning and Management Development

Until September 2018, our Compensation Committee oversaw and evaluated leadership succession planning practices and results. Until September 2018, our Compensation Committee reported annually to our Board of Directors on succession planning, including policies and principles for executive officer selection. Currently our Board of Directors oversees and evaluates succession planning practices and results.

Review of Related Person Transactions

SEC rules require us to disclose certain transactions involving more than $120,000 in which we are a participant and any of our directors, nominees as directors or executive officers, or any member of their immediate families, has or will have a direct or indirect material interest. The charter of our Audit Committee requires the committee to review and approve or ratify any such “related person transaction” that is required to be disclosed. There have been no transactions or proposed transactions requiring review during fiscal 2018 through the date of the mailing of this proxy statement.

The Board has delegated to Messrs. Casabonne, Chernicoff and Stewart  the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. Transactions that fall within this definition will be referred to Messrs. Casabonne, Chernicoff and Stewart  for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, such Directors will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

Board Access to Senior Management, Independent Accountants and Counsel

Directors have complete access to our independent registered public accounting firm, senior management and other employees. They also have complete access to counsel, advisors and experts of their choice with respect to any issues relating to our Board of Directors’ discharge of its duties.

Retirement Policy

We have not established a board retirement policy.

Committees of our Board of Directors

Our Board has two separately designated committees: our Audit Committee and our Compensation Committee neither of which is currently occupied. It is the intention of the Board to form a separate Audit Committee and Compensation Committee in accordance with the standards established by Nasdaq. Our Board has determined not to establish a Nominating committee. Nominees for election as directors are selected by our Board.

Audit Committee

Until September 2018, our Audit Committee reviewed our internal accounting procedures and considers and reports to our Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. Our Audit Committee relied on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. On a routine basis, our Audit Committee met separately with our independent auditors and invites select employees who work under the Chief Financial Officer to participate in its meetings. Our Audit Committee charter requires that each of the members of our Audit Committee is independent, as defined under SEC rules and Nasdaq listing standards, and that at least one member of our Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The responsibilities and activities of our Audit Committee are described in greater detail in our Audit Committee charter.

Compensation Committee

Until September 2018, the Compensation Committee of our Board of Directors acted on behalf of our Board of Directors to review, adopt and oversee our compensation and employee benefit programs and practices, including, but not limited to:

For executives other than our Chief Executive Officer, our Compensation Committee considers evaluations and recommendations submitted to our Compensation Committee by our Chief Executive Officer on which compensation determinations are then made. In the case of our Chief Executive Officer, the evaluation of his or her performance is conducted by our Compensation Committee, which determines whether, and if so in what manner, to recommend to the full Board of Directors any adjustments to his or her compensation as well as awards to be granted. Our Compensation Committee does not determine non-employee director compensation.

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Each member of our Compensation Committee is currently a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee operates under a written charter adopted by our Board of Directors, a current copy of which is available in the corporate governance section of our website at www.hopto.com.

The charter of our Compensation Committee provides that any independent compensation consultant engaged by our Compensation Committee works for our Compensation Committee, not our management, with respect to executive and director compensation matters.

Director Nominations and Qualifications for Director Nominees

Our Board does not have a nominating committee. Our Board has determined that given its relatively small size, the function of a nominating committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board members. The nomination of each of the director nominees standing for election at the Annual Meeting was unanimously approved by our Board.

Our Board does not have written guidelines regarding the qualifications or diversity of properly submitted candidates for membership on our Board. Qualifications for consideration as a new director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In reviewing nominations, our Board will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting us, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

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Communications with our Board of Directors

Stockholders and other interested parties may contact any member (or all members) of our Board of Directors (including, without limitation, the non-management directors as a group), any committee of our Board of Directors or the Chair of any such committee by mail. All such correspondence may be sent addressed to our Board of Directors, any committee or any individual director, c/o Corporate Secretary, HopTo, Inc., 6 Loudon Road, Suite 200, Concord NH 03301.

All stockholder communications will be opened and reviewed by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board of Directors or any group or committee of directors, the Corporate Secretary will make sufficient copies and send one copy to each director who is a member of the group or committee to which the envelope is addressed.

Compensation Committee Interlocks and Insider Participation

None of our independent directors during fiscal 2018:

●	was an officer or employee of ours or any of our subsidiaries;
●	was formerly an officer of ours or any of our subsidiaries; or
●	(except as described herein) had any relationship requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions in this proxy statement.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to us by such persons, we believe that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied.

Certain Relationships and Related Transactions, and Director Independence

Our Amended and Restated Certificate of Incorporation and indemnification agreements with our directors and executive officers obligate us to indemnify our directors and executive officers. We have also purchased director and officer indemnification insurance.

Our Code of Conduct provides our written policies and procedures for the review of any activities by a director, executive officer or employee or members of their immediate families which create or appear to create an actual or potential conflict between the individual’s interests and our interests. Our Audit Committee is responsible for interpreting our Code of Conduct, reviewing reports of alleged breaches of such Code of Conduct and granting waivers of or approving amendments of such Code of Conduct. Our Audit Committee is responsible for reviewing past or proposed transactions between us and related persons.

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Our Code of Conduct requires all of our employees, executives, directors, agents and representatives, including contractors and contingent workers, to avoid any activity or personal interest that creates or appears to create a conflict of interest with us, and requires all of our personnel to disclose any such activity or interest to management. Our employees and directors must disclose any relationship with outside firms where they have any influence on transactions involving purchases, contracts or leases with such firm. Employees are directed to report such potential or actual conflicts to their supervisors, the Chief Financial Officer or Chief Executive Officer, and management is directed to review and make a report to the Chief Financial Officer or Chief Executive Officer. Our Chief Financial Officer or Chief Executive Officer or his/her designee then reviews the situation, and if an actual conflict of interest exists, must disclose such facts and circumstances to our Audit Committee, which oversees treatment of such issues and reviews and resolves the individual matters presented.

Our directors and executive officers are required to obtain the prior written approval of our Audit Committee, or its designated member, following the full disclosure of all facts and circumstances before making any investment, accepting any position or benefits, or participating in any transaction or business arrangement that creates or appears to create a conflict of interest.

Executive Officers

Name	Age	Position
Jonathon R. Skeels	37	Chief Executive Officer and interim Chief Financial Officer

Jonathon R. Skeels. For biographical information on Mr. Skeels, see “Proposal 1: Election of Directors.”

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Mr. Skeels has indicated his continued willingness to serve without compensation until we determine the Company is adequately capitalized. At that point, our Board of Directors and Mr. Skeels will have a negotiation about his role and future compensation, which will include compensation for his service since September 2018.

Summary Compensation Table

The following table sets forth the compensation paid to the named executive officers for the periods indicated.

Name and Principal Position	Year	Salary $		Bonus $	Stock Awards $	Option Awards $	All Other Compensation $		Total $
Jonathon R. Skeels (1), CEO, Interim CFO	2018	—		—	—	—	—		—
Eldad Eilam (2)	2018	63,021	(6)	—	—	—	—		63,021
CEO, President	2017	179,366	(6)	—	—	—	916	(4)	180,282
Jean-Louis Casabonne (3)	2018	112,426	(6)	—	—	—	1,450	(5)	113,876
Interim CEO, CFO, Secretary	2017	163,662	(6)	—	—	—	903	(5)	164,565

(1)	Mr. Skeels has served as Chief Executive Officer and interim Chief Financial Officer since September 2018. Mr. Skeels did not collect any compensation for his services to the company in 2018.

(2)	Mr. Eilam served as our President since January 2012 and as our Acting Chief Executive Officer between March 2012 and April 2012 when he was appointed Interim Chief Executive Officer. Mr. Eilam became Chief Executive Officer on August 15, 2012. Mr. Eilam served as our Chief Operating Officer from January 2012 to April 2012 and as our Chief Technology Officer from July 2011 to January 2012. Mr. Eilam resigned as our President and CEO in July 2017. He continued to serve as a member of our board of directors until September 6, 2018.

(3)	Mr. Casabonne was hired and appointed Chief Financial Officer on May 3, 2014. Mr. Casabonne served as our Chief Financial Officer and Interim Chief Executive Officer from August 2017 until September 6, 2018. He continues to serve as a member of our board of directors.

(4)	Represents group life insurance premiums of $916 in 2017.

(5)	Represents group life insurance premiums $903 in 2017 and $0 in 2018 and our contribution to the 401(k) plan $0 in 2017 and $1,450 in 2018.

(6)	During the three month period ended September 30, 2016, Messrs. Eilam and Casabonne voluntarily agreed with our board of directors to defer 50% of their salary beginning September 1, 2016 until such time as the Company can reasonably pay such compensation upon approval by our Board of Directors. The 2017 salary for Mr. Eilam and Mr. Casabonne includes deferred salary of $80,208 and $28,125, respectively. The 2018 salary for Mr. Eilam and Mr. Casabonne includes salary of $63,021 and $33,812, respectively. Our Board of Directors approved the remaining balance of the deferred salary fully paid out to Mr. Casabonne and Mr. Eilam in April 2018.

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Mr. Casabonne was employed in May, 2014 and continued to be employed on an at-will, part time, basis. Mr. Casabonne received an annual base salary of $225,000 and was eligible for an annual performance-based bonus up to 30% of his annual base salary that is based on goals and achievements mutually set by Mr. Casabonne and management. In 2014, Mr. Casabonne was awarded equity compensation equivalent to 66,667 shares of Company common stock and forfeited the outstanding shares at December 31, 2018. Mr. Casabonne resigned from the Company and accepted a new role as board of directors in September 2018.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at December 31, 2018 Option Awards
Name	Number of Underlying Securities (1)		Number of Underlying Securities unvested	Number of Underlying Securities unearned	Option Exercise Price $	Option Expiration Date
Jean-Louis Casabonne, Interim CEO, CFO, Secretary	57,911	(2)	15,108	15,108	1.80	08/04/2025

(1)	All options are immediately exercisable upon grant and vest in 33 equal monthly installments beginning in the fourth month after their respective date of grant. We have the right to repurchase exercised unvested options at the exercise price of the respective option upon the optionee’s cessation of service to our Company.

(2)	On August 5, 2015, Mr. Casabonne was granted stock options to purchase 57,911 shares of common stock which vests monthly. This option grant was offered as an exchange for forfeiting 44,445 of unreleased restricted stock award that was originally awarded in May 2014.

Compensation of Our Board of Directors

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. Since our last annual meeting, we have not compensated the members of our board of directors. In 2020, we expect to compensate our directors for their service from September 2018 through our next annual meeting. For the fiscal year ended December 31, 2018, the following represents the compensation of the members of our board of directors, including the compensation of directors that departed from service at our last annual meeting:

Compensation of Directors — Fiscal 2018

During the fiscal year ended December 31, 2018, our former non-employee directors were eligible to be compensated at the rate of $1,000 for attendance at each meeting of our Board, $500 if their attendance was via telephone, $500 for attendance at each meeting of a Board committee, and a $1,500 quarterly retainer. As of September 1, 2018, the Company has not continued with this compensation program. As of December 31, 2018, $85,600 of the board fees earned were accrued and not yet paid (see Note 5 to our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018).

Name	Year	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Michael A. Brochu	2018	$10,000	$—	$—	$10,000
John Cronin	2018	$10,000	$—	$—	$10,000
Eldad Eilam	2018	$9,000	$—	$—	$9,000
Thomas C. Stewart	2018	$—	$—	$—	$—
Richard C. Chernicoff	2018	$—	$—	$—	$—
Jean-Louis Casabonne	2018	$—	$—	$—	$—
Jonathon R. Skeels	2018	$—	$—	$—	$—

(1)	Please see Summary Compensation Table for Mr. Casabonne’s compensation.

Compensation Risk Management

As part of its annual review of our executive compensation program, the Compensation Committee reviews with management the design and operation of our incentive compensation arrangements for senior management, including executive officers, to determine if such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. The Compensation Committee considers, among other things, the features of the Company’s compensation program that are designed to mitigate compensation-related risk, such as the performance objectives and target levels for incentive awards (which are based on overall Company performance), and our compensation recoupment policy. The Compensation Committee also considers our internal control structure which, among other things, limits the number of persons authorized to execute material agreements, requires approval of our board of directors for matters outside of the ordinary course and our whistle blower program. Based upon the above, the Compensation Committee has concluded that any risks arising from the Company’s compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.

Other Matters

Our Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

Accompanying Information

Accompanying this proxy statement is a copy of our annual report to stockholders on Form 10-K for our fiscal year ended December 31, 2018. Such annual report includes our audited consolidated financial statements for the two fiscal years ended December 31, 2018 and December 31, 2017. No part of such annual report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jonathon R. Skeels

Jonathon R. Skeels

Chief Executive Officer and Interim Chief Financial Officer

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 13, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 13, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

1. Election of Directors

Nominees	For	Against	Abstain
1A Jonathon R. Skeels	☐	☐	☐
1B Richard S. Chernicoff	☐	☐	☐
1C Thomas C. Stewart	☐	☐	☐
1D Jean-Louis Casabonne	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal 2:

	For	Against	Abstain
2. Ratification of dbbMcKennon as independent registered public accountants.	☐	☐	☐

The Board of Directors has no recommendation on the following proposal 3:

	1 year	2 years	3 years	Abstain
3. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal 4:

	For	Against	Abstain
4. Approval, on a non-binding advisory basis, of 2018 compensation of the named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions) ☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

HOPTO INC.
Annual Meeting of Shareholders
November 14, 2019 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jonathon R. Skeels, with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of HopTo, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held November 14, 2019, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 4, NO RECOMMENDATION ON PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

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